--------------------------------------------------------------------------------
                                   PROSPECTUS
                                  MAY 1, 1995
                          AS AMENDED NOVEMBER 14, 1995

SELECT ADVISORS                    TOUCHSTONE ADVISORS, INC.
VARIABLE INSURANCE                 318 BROADWAY
TRUST                              CINCINNATI, OHIO 45202

--------------------------------------------------------------------------------

    Select Advisors Variable Insurance Trust (the "Trust") is an open-end, investment management company providing investment vehicles (each, a "Portfolio") for variable annuity contracts of various insurance companies. The Trust is professionally managed by Touchstone Advisors, Inc. (the "Advisor" or "Touchstone Advisors"). Each Portfolio benefits from discretionary advisory services by one or more investment advisor(s) (each, a "Portfolio Advisor") identified, retained, supervised and compensated by the Advisor.

    The  Trust  is a  series company  that currently  consists of  the following
Portfolios:

                      TOUCHSTONE EMERGING GROWTH PORTFOLIO
                   TOUCHSTONE INTERNATIONAL EQUITY PORTFOLIO
                         TOUCHSTONE BALANCED PORTFOLIO
                    TOUCHSTONE INCOME OPPORTUNITY PORTFOLIO
                      TOUCHSTONE STANDBY INCOME PORTFOLIO

    THE INCOME OPPORTUNITY PORTFOLIO MAY INVEST UP TO 100% OF ITS TOTAL ASSETS IN NON-INVESTMENT GRADE BONDS, COMMONLY KNOWN AS "JUNK BONDS" ISSUED BY BOTH U.S. AND FOREIGN ISSUERS, WHICH ENTAIL GREATER RISK OF UNTIMELY INTEREST AND PRINCIPAL PAYMENTS, DEFAULT AND PRICE VOLATILITY THAN HIGHER RATED SECURITIES, AND MAY PRESENT PROBLEMS OF LIQUIDITY AND VALUATION. THE INTERNATIONAL EQUITY PORTFOLIO AND THE INCOME OPPORTUNITY PORTFOLIO MAY INVEST UP TO 40% AND 65%, RESPECTIVELY, OF ITS TOTAL ASSETS IN SECURITIES OF ISSUERS BASED IN EMERGING MARKETS WHICH MAY PRESENT INCREASED RISK. INVESTORS SHOULD CAREFULLY CONSIDER THESE RISKS PRIOR TO INVESTING. SEE "INVESTMENT OBJECTIVES, POLICIES AND RISKS" ON PAGE 4; "RISK FACTORS AND CERTAIN INVESTMENT TECHNIQUES" ON PAGE 8; AND THE APPENDIX ON PAGE A-1.

    This Prospectus sets forth concisely certain information about the Trust, including expenses, that prospective shareholders will find helpful in making an investment decision. Shareholders are encouraged to read this Prospectus carefully and retain it for future reference.

    Additional information about the Trust is contained in a Statement of Additional Information dated May 1, 1995, as amended November 14, 1995, which is available upon request and without charge by calling the Touchstone Variable Annuity Service Center at 1-800-669-2796 or writing the Trust at the address listed above. The Statement of Addi-tional Information, which has been filed with the Securities and Exchange Commission (the "SEC"), is incorporated by reference into this Prospectus in its entirety.

    Shares of each Portfolio may only be purchased by the separate accounts of insurance companies, for the purpose of funding variable annuity contracts. Particular Portfolios may not be available in your state due to various insurance regulations. Please check with the Touchstone Variable Annuity Service Center for available Portfolios. Inclusion of a Portfolio in this Prospectus which is not available in your state is not to be considered a solicitation. This Prospectus should be read in conjunction with the prospectus of the separate account of the specific insurance product which accompanies this Prospectus.

    THE SHARES OF EACH PORTFOLIO ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK, AND THE SHARES ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER AGENCY.

    THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

    NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS OTHER THAN THOSE CONTAINED IN THIS PROSPECTUS, THE TRUST'S STATEMENT OF ADDITIONAL INFORMATION OR THE TRUST'S OFFICIAL SALES LITERATURE IN CONNECTION WITH THE OFFERING OF SHARES, AND IF GIVEN OR MADE, SUCH OTHER INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE TRUST. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFER IN ANY STATE IN WHICH, OR TO ANY PERSON TO WHOM, SUCH OFFER MAY NOT LAWFULLY BE MADE.

                               TABLE OF CONTENTS

                                                                                                                PAGE
Table of Contents...........................................................................................          2
Financial Highlights........................................................................................          3
Investment Objectives, Policies and Risks...................................................................          4
Risk Factors and Certain Investment Techniques..............................................................          8
Advisor and Portfolio Advisors..............................................................................         10
Additional Risks and Investment Techniques..................................................................         14
Purchase and Redemption of Shares...........................................................................         24
Net Asset Value.............................................................................................         24
Management of the Trust.....................................................................................         25
Dividends, Distributions and Taxes..........................................................................         27
Performance of the Portfolios...............................................................................         28
Additional Information......................................................................................         29
Appendix....................................................................................................        A-1

                              FINANCIAL HIGHLIGHTS

    The following table shows selected data for a share outstanding, total investment return, ratios to average net assets and other supplemental data for each Portfolio for the period indicated and has been audited by Coopers &
Lybrand L.L.P., the Trust's independent accountants, whose report thereon appears in the Trust's Annual Report which is included in the Trust's Statement of Additional Information.

FOR THE PERIOD NOVEMBER 21, 1994 (COMMENCEMENT OF OPERATIONS) TO DECEMBER 31, 1994 SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD ARE AS FOLLOWS:

                                                                   EMERGING    INTERNATIONAL                  INCOME
                                                                    GROWTH        EQUITY       BALANCED     OPPORTUNITY
                                                                  PORTFOLIO      PORTFOLIO     PORTFOLIO     PORTFOLIO
                                                                 ------------  -------------  -----------  -------------
NET ASSET VALUE, BEGINNING OF PERIOD                              $   10.00     $   10.00      $   10.00    $   10.00
                                                                     ------        ------     -----------      ------
INCOME FROM INVESTMENT OPERATIONS:
  Net investment income (loss)                                         0.04         --              0.05         0.12
  Net realized and unrealized gain (loss) on investments               0.06         (0.49)          0.12        (0.70)
                                                                     ------        ------     -----------      ------
  Total from investment operations                                     0.10         (0.49)          0.17        (0.58)
                                                                     ------        ------     -----------      ------
LESS DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
  Net investment income                                               --           --             --           --
  Net capital gain                                                   --            --             --           --
                                                                     ------        ------     -----------      ------
  Total dividends and distributions                                    0.00          0.00           0.00         0.00
                                                                     ------        ------     -----------      ------
Net asset value, end of period                                   $    10.10    $     9.51     $    10.17   $     9.42
                                                                     ------        ------     -----------      ------
                                                                     ------        ------     -----------      ------
TOTAL RETURN (NOT ANNUALIZED)                                          1.00  %      (4.90)%         1.70 %      (5.80)%
RATIOS AND SUPPLEMENTAL DATA:
Net assets at end of period (in thousands)                       $    2,020    $    4,757     $    2,034   $    1,883
Ratios to average net assets (annualized):
  Expenses                                                             1.15  %       1.25   %       0.90 %       0.85  %
  Net investment income (loss)                                         3.67  %       1.23   %       4.26 %      11.24  %
Ratios to average net assets without waiver and reimbursement (annualized):
Expenses                                                              11.08  %       5.58   %       8.97 %      11.56  %
Portfolio turnover (not annualized)                                       0  %          0   %          3 %         45  %

                                                                   STANDBY
                                                                   INCOME
                                                                  PORTFOLIO
                                                                 -----------
NET ASSET VALUE, BEGINNING OF PERIOD                              $   10.00
                                                                 -----------
INCOME FROM INVESTMENT OPERATIONS:
  Net investment income (loss)                                         0.05
  Net realized and unrealized gain (loss) on investments               0.03
                                                                 -----------
  Total from investment operations                                     0.08
                                                                 -----------
LESS DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
  Net investment income                                               (0.05)
  Net capital gain                                                   --
                                                                 -----------
  Total dividends and distributions                                   (0.05)
                                                                 -----------
Net asset value, end of period                                   $    10.03
                                                                 -----------
                                                                 -----------
TOTAL RETURN (NOT ANNUALIZED)                                          0.30 %
RATIOS AND SUPPLEMENTAL DATA:
Net assets at end of period (in thousands)                       $    5,013
Ratios to average net assets (annualized):
  Expenses                                                             0.50 %
  Net investment income (loss)                                         4.90 %
Ratios to average net assets without waiver and reimbursement (
Expenses                                                               3.67 %
Portfolio turnover (not annualized)                                      56 %

                   INVESTMENT OBJECTIVES, POLICIES AND RISKS

    The following summary is qualified in its entirety by the more detailed information included elsewhere in this Prospectus.

    THE TRUST. The Trust is a management investment company providing a convenient means of investing in separate Portfolios each with distinct investment objectives and policies. The Trust consists of the following five diversified Portfolios:

    EMERGING GROWTH PORTFOLIO has a primary investment objective of capital appreciation with income as a secondary investment objective. The Portfolio attempts to achieve its investment objectives through investment primarily in the common stocks of smaller, rapidly growing companies.

    INTERNATIONAL EQUITY PORTFOLIO has an investment objective of long term capital appreciation through investment primarily in equity securities of companies based outside the United States.

    BALANCED PORTFOLIO has an investment objective of growth of capital and income through investment in common stocks and fixed-income securities.

    INCOME OPPORTUNITY PORTFOLIO has an investment objective of high current income through investment in high yield, non-investment grade debt securities (commonly known as "junk bonds") of both U.S. and non-U.S. issuers and in mortgage related securities.

    STANDBY INCOME PORTFOLIO has an investment objective of high current income to the extent consistent with relative stability of principal which it attempts to achieve through investment in short term, investment grade debt securities.

    There can be no assurance that the investment objective of any Portfolio will be achieved. The investment objectives of each Portfolio may be changed without approval by investors, but not without 30 days prior notice. If there is a change in the investment objectives of a Portfolio, shareholders should consider whether the Portfolio remains an appropriate investment in light of their then-current financial position and needs.

EMERGING GROWTH PORTFOLIO

    The primary investment objective of the Portfolio is capital appreciation with income as a secondary investment objective. The Portfolio attempts to achieve its investment objectives through investment primarily in the common stock of smaller, rapidly growing companies. With respect to the Emerging Growth Portfolio, "emerging growth" companies are smaller companies with total market capitalization less than the average of Standard & Poor's 500 Composite Stock Price Index (the "S&P 500"), which is currently approximately $20 billion, which the Portfolio Advisor believes have earnings that may be expected to grow faster than the U.S. economy in general, because of new products, structural changes in the economy or management changes.

    Under normal circumstances, at least 65% of the Portfolio's total assets will be invested in securities of emerging growth companies. In selecting investments for the Portfolio, the Portfolio Advisor seeks emerging growth companies that it believes are undervalued in the marketplace. These companies typically possess a relatively high rate of return on invested capital so that future growth can be financed from internal sources. Companies in which the Portfolio is likely to invest may have limited product lines, markets or financial resources and may lack management depth. The securities of these companies may have limited marketability and may be subject to more abrupt or erratic market movements than securities of larger, more established companies or the market averages in general. A portion of the Portfolio's assets may be invested in the securities of larger companies which the Portfolio Advisor believes offer comparable appreciation or to ensure sufficient liquidity. Since the Portfolio invests primarily in smaller companies, the Portfolio invests only to a limited extent in larger companies in emerging industries.

    In addition to common stocks, the Portfolio may invest in preferred stocks, convertible bonds and other fixed-income instruments not issued by emerging growth companies which present opportunities for capital appreciation as well as income. Such instruments include U.S. Treasury obligations, corporate bonds, debentures, mortgage related securities issued by various governmental agencies, such as Government National Mortgage Association ("GNMA") and government related organizations, such as the Federal National Mortgage Association ("FNMA") and the Federal Home Loan Mortgage Corporation ("FHLMC"), including collateralized mortgage obligations ("CMOs"), privately issued mortgage related securities (including CMOs), stripped U.S. Government and mortgage related securities, non-publicly registered securities, and asset backed securities. The Portfolio will only invest in bonds and preferred stock rated at least Baa by Moody's Investors Service, Inc. ("Moody's") or BBB by Standard & Poor's Corporation ("S&P") or, if unrated, determined by the Portfolio Advisor to be of comparable quality. Bonds rated Baa or BBB possess some speculative characteristics.

    The Portfolio may invest up to 20% of its assets in foreign securities principally traded outside the United States and in American Depositary Receipts ("ADRs"). The Portfolio may not invest more than 10% of its total assets in the securities of companies based in an emerging market. See "Risk Factors and Certain Investment Techniques -- Foreign Securities" and "-- Risks Associated With 'Emerging Markets' Securities."

INTERNATIONAL EQUITY PORTFOLIO

    The investment objective of the Portfolio is long term capital appreciation by investing primarily in equity securities of companies based outside the United States. The Portfolio expects that initially its investments will be concentrated in Europe, Asia, the Far East, North and South America, Africa, the Pacific Rim and Latin America.

    The Portfolio may invest in securities of companies in emerging markets (see "Risk Factors and Certain Investment Techniques -- Risks Associated With 'Emerging Markets' Securities"), but does not expect to invest more than 40% of its total assets in securities of issuers in emerging markets. The Portfolio will invest in issuers of companies from at least three countries outside the United States.

    Under normal market conditions, the Portfolio will invest a minimum of 80% of its total assets in equity securities of non-U.S. issuers. With respect to the International Equity Portfolio, "equity securities" means common stock and preferred stock (including convertible preferred stock), bonds, notes and debentures convertible into common or preferred stock, stock purchase warrants and rights, equity interests in trusts and partnerships, and depository receipts of companies.

    The Portfolio may invest up to 20% of its total assets in debt securities issued by U.S. or foreign banks, corporations or other business organizations, or by U.S. or foreign governments or governmental entities (including supranational organizations such as the International Bank for Reconstruction and Development, I.E., the "World Bank"). The Portfolio may choose to take advantage of opportunities for capital appreciation from debt securities by reason of anticipated changes in such factors as interest rates, currency relationships, or credit standing of individual issuers. The Portfolio will invest less than 35% of its total assets in lower quality, high yielding securities, commonly known as "junk bonds." See "Risk Factors and Certain Investment Techniques -- Medium and Lower Rated ("Junk Bonds") and Unrated Securities." The Portfolio will not invest in preferred stocks or debt securities rated less than B by S&P and Moody's. Investing in securities issued by foreign companies and governments involves considerations  and  potential  risks  not  typically  associated  with
investing   in  obligations   issued  by   the  U.S.   government  and  domestic
corporations. Investments in "emerging markets" securities include the securities of issuers based in some of the world's underdeveloped markets, including Eastern Europe. Investments in securities of issuers based in underdeveloped countries entail all of the risks of investing in foreign issuers to a heightened degree. See "Risk Factors and Certain Investment Techniques -- Foreign Securities" and "-- Risks Associated With 'Emerging Markets' Securities."

    The Portfolio will not invest in any illiquid securities except for Rule 144A securities. See "Additional Risks and Investment Techniques -- Illiquid Securities" and "Non-Publicly Traded ("Restricted") Securities and Rule 144A Securities."

BALANCED PORTFOLIO

    The investment objective of the Portfolio is growth of capital and income through investment in common stocks and fixed-income securities. Under normal circumstances, the Advisor expects approximately 60% of the Portfolio's total assets to be invested in equity securities and 40% of its total assets to be invested in fixed-income securities. For this purpose, "equity securities" includes warrants, preferred stock and securities convertible into equity securities. The Portfolio will, under normal circumstances, invest at least 25% of the Portfolio's total assets in fixed-income senior securities. For purposes of this requirement, only the fixed-income component of a convertible bond will be considered.

    The Portfolio may invest in the types of fixed-income securities (including preferred stock) rated at least B by S&P or by Moody's.

    Up to one-third of the Portfolio's assets may be invested in foreign equity or fixed-income securities. No more than 15% of the Portfolio's total assets will be invested in the securities of issuers based in emerging markets. See "Risk Factors and Certain Investment Techniques -- Foreign Securities" and "--Risks Associated With 'Emerging Markets' Securities."

INCOME OPPORTUNITY PORTFOLIO

    The investment objective of the Portfolio is high current income from investment in a diversified portfolio of high yield, non-investment grade debt securities of both U.S. and non-U.S. issuers. The Portfolio intends to invest a portion of its assets in high risk, low quality debt securities of both corporate and government issuers, commonly referred to as "junk bonds," and regarded as predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of obligation as well as debt securities of issuers located in emerging market countries.

    The Portfolio may invest in debt obligations (which may be denominated in U.S. dollars or in non-U.S. currencies) issued or guaranteed by foreign corporations, certain supranational entities (such as the World Bank) and foreign governments (including political subdivisions having taxing authority) or their agencies or instrumentalities, and debt obligations issued by U.S. corporations denominated in non-U.S. currencies. These investments may include debt obligations such as bonds (including sinking fund and callable bonds), debentures and notes (including variable and floating rate instruments), together with preferred stocks and zero coupon securities. The Portfolio may also invest in loans, other direct debt obligations and loan participations.

    Up to 100% of the assets of the Portfolio may be invested in foreign fixed-income securities, but no more than 30% of the total assets of the Portfolio may be invested in non-U.S. dollar-denominated securities. The Portfolio may invest up to 65% of its total assets in debt securities of issuers located in emerging market countries. See "Risk Factors and Certain Investment Techniques -- Foreign Securities."

    The Portfolio will generally invest in securities rated BBB or lower by S&P or Baa or lower by Moody's or, if unrated, of comparable quality in the opinion of the Portfolio Advisor. Securities rated BBB by S&P or Baa by Moody's possess some speculative characteristics. See the Appendix hereto for a description of Moody's and S&P ratings and "Risk Factors and Certain Investment Techniques -- Medium and Lower Rated ("Junk Bonds") and Unrated Securities" for a description of certain risks associated with lower rated securities.

    In addition to high yield corporate bonds, the Portfolio will also invest in mortgage related securities which represent pools of mortgage loans assembled for sale to investors by various governmental agencies, such as GNMA and government related organizations, such as FNMA and FHLMC as well as by private issuers, such as commercial banks, savings and loan institutions, mortgage bankers and private mortgage insurance companies.

    The Portfolio may attempt to hedge against unfavorable changes in currency exchange rates by engaging in forward currency transactions and trading currency futures contracts and options thereon.

STANDBY INCOME PORTFOLIO

    The investment objective of the Portfolio is high current income to the extent consistent with relative stability of principal. Unlike money market funds, however, the Portfolio does not attempt to maintain a constant $1.00 per share net asset value.

    Investments will be diversified among a broad range of money market instruments including short term securities issued or guaranteed by the U.S. government, its agencies or instrumentalities and repurchase agreements with respect to those securities. The Portfolio may also invest in corporate bonds, commercial paper, certificates of deposit ("CDs") and bankers' acceptances.

    Up to 50% of the Portfolio's total assets may be invested in U.S. dollar-denominated Yankee Bonds or Eurodollar certificates of deposit issued by U.S. banks. Yankee Bonds are instruments denominated in U.S. dollars which are issued in the U.S. by foreign issuers. Eurodollar certificates of deposit are dollar-denominated certificates of deposit which are issued in Europe. Up to 20% of the Portfolio's total assets may be invested in fixed-income securities denominated in foreign currencies. These securities include debt securities issued by foreign banks, corporations, or other business organizations or by foreign governments or governmental entities (including supra-national organizations such as the World Bank). The value of securities denominated in currencies other than the U.S. dollar will change in response to relative currency values. See "Risk Factors and Certain Investment Techniques -- Foreign Securities" and "-- Currency Exchange Rates."

    The Portfolio invests only in investment grade securities (including foreign securities) rated Baa or higher by Moody's or BBB or higher by S&P, or non-rated securities which the Portfolio Advisor believes to be of comparable quality. The Portfolio's dollar-weighted average maturity will normally be less than one year. However, the Portfolio may invest in fixed-income corporate debt with maturities of greater than twelve months; but, no individual security will have a weighted average maturity (or average life in the case of mortgage backed securities) of greater than five years. Bonds rated Baa by Moody's or BBB by S&P have some speculative characteristics. See "Risk Factors and Certain Investment Techniques."

                 RISK FACTORS AND CERTAIN INVESTMENT TECHNIQUES

    FOREIGN SECURITIES. Investing in securities issued by foreign companies and governments involves considerations and potential risks not typically associated with investing in obligations issued by the U.S. government and domestic corporations. Less information may be available about foreign companies than about domestic companies and foreign companies generally are not subject to uniform accounting, auditing and financial reporting standards or to other regulatory practices and requirements comparable to those applicable to domestic companies. The values of foreign investments are affected by changes in currency rates or exchange control regulations, restrictions or prohibitions on the repatriation of foreign currencies, application of foreign tax laws, including withholding taxes, changes in governmental administration or economic or monetary policy (in the United States or abroad) or changed circumstances in dealings between nations. Costs are also incurred in connection with conversions between various currencies. In addition, foreign brokerage commissions and custody fees are generally higher than those charged in the United States, and foreign securities markets may be less liquid, more volatile and less subject to governmental supervision than in the United States. Investments in foreign countries could be affected by other factors not present in the United States, including expropriation, confiscatory taxation, lack of uniform accounting and auditing standards and potential difficulties in enforcing contractual obligations and could be subject to extended clearance and settlement periods.

    RISKS ASSOCIATED WITH "EMERGING MARKETS" SECURITIES. "Emerging markets" securities include the securities of issuers based in markets with developing economies. These typically include countries where per capita GNP is less than $8,355. Investments in securities of issuers based in underdeveloped countries entail all of the risks of investing in foreign issuers outlined in this section to a heightened degree. These heightened risks include: (i) expropriation, confiscatory taxation, nationalization, and less social, political and economic stability; (ii) smaller markets for such securities and a low or nonexistent volume of trading, resulting in a lack of liquidity and in price volatility;
(iii) certain national policies which may restrict a Portfolio's investment opportunities including restrictions on investing in issuers in industries deemed sensitive to relevant national interests; and (iv) in the case of Eastern Europe, the absence of developed capital markets and legal structures governing private or foreign investment and private property and the possibility that recent favorable economic and political developments could be slowed or reversed by unanticipated events.

    In certain of these markets, the Communist Party, despite the fall of Communist-dominated governments, continues to exercise a significant or, in some countries, dominant role. So long as the situation continues or currently controlling parties remain vulnerable to sudden removal from power, investments in such countries will involve risk of nationalization, expropriation and confiscatory taxation. The former communist governments of a number of Eastern European countries expropriated large amounts of private property in the past, and in many cases without adequate compensation, and there is no assurance that such expropriation will not occur in the future. In the event of any such expropriation, a Portfolio could lose a substantial portion of any investments it has made in the affected countries. Finally, even though certain eastern European currencies may be convertible into U.S. dollars, the conversion rates may be artificial in relation to the actual market values and may be adverse to Portfolio shareholders.

    CURRENCY EXCHANGE RATES. A Portfolio's share value may change significantly when the currencies, other than the U.S. dollar, in which the Portfolio's investments are denominated strengthen or weaken against the U.S. dollar. Currency exchange rates generally are determined by the forces of supply and demand in the foreign exchange markets and the relative merits of investments in different countries as seen from an international perspective. Currency exchange rates can also be affected unpredictably by intervention by U.S. or foreign governments or central banks or by currency controls or political developments in the United States or abroad.

    MEDIUM AND LOWER RATED ("JUNK BONDS") AND UNRATED SECURITIES. Securities rated in the fourth highest category by S&P or Moody's, although considered investment grade, may possess speculative characteristics, and changes in economic or other conditions are more likely to impair the ability of issuers of these securities to make interest and principal payments than is the case with respect to issuers of higher grade bonds.

    Generally, medium or lower rated securities and unrated securities of comparable quality, sometimes referred to as "junk bonds," offer a higher current yield than is offered by higher rated securities, but also (i) will likely have some quality and protective characteristics that, in the judgment of the rating organizations, are outweighed by large uncertainties or major risk exposures to adverse conditions and (ii) are predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligation. The yield of junk bonds will fluctuate over time.

    The market  values of  certain of  these  securities also  tend to  be  more sensitive to individual corporate developments and changes in economic conditions than higher quality bonds. In addition, medium and lower rated securities and comparable unrated securities generally present a higher degree of credit risk. The risk of loss due to default by these issuers is significantly greater because medium and lower rated securities and unrated securities of comparable quality generally are unsecured and frequently are subordinated to the prior payment of senior indebtedness. Since the risk of default is higher for lower rated debt securities, the Portfolio Advisor's research and credit analysis are an especially important part of managing securities of this type held by a Portfolio. In light of these risks, the Board of Trustees has instructed the Portfolio Advisor, in evaluating the creditworthiness of an issue, whether rated or unrated, to take various factors into consideration, which may include, as applicable, the issuer's financial resources, its sensitivity to economic conditions and trends, the operating history of and the community support for the facility financed by the issue, the ability of the issuer's management and regulatory matters.

    In addition, the market value of securities in lower rated categories is more volatile than that of higher quality securities, and the markets in which medium and lower rated or unrated securities are traded are more limited than those in which higher rated securities are traded. The existence of limited markets may make it more difficult for the Portfolios to obtain accurate market quotations for purposes of valuing their respective portfolios and calculating their respective net asset values. Moreover, the lack of a liquid trading market may restrict the availability of securities for the Portfolios to purchase and may also have the effect of limiting the ability of a Portfolio to sell securities at their fair value either to meet redemption requests or to respond to changes in the economy or the financial markets.

    Lower rated debt obligations also present risks based on payment expectations. If an issuer calls the obligation for redemption, a Portfolio may have to replace the security with a lower yielding security, resulting in a decreased return for shareholders. Also, as the principal value of bonds moves inversely with movements in interest rates, in the event of rising interest rates the value of the securities held by a Portfolio may decline relatively proportionately more than a portfolio consisting of higher rated securities. If a Portfolio experiences unexpected net redemptions, it may be forced to sell its higher rated bonds, resulting in a decline in the overall credit quality of the securities held by the Portfolio and increasing the exposure of the Portfolio to the risks of lower rated securities. Investments in zero coupon bonds may be more speculative and subject to greater fluctuations in value due to changes in interest rates than bonds that pay interest currently.

    Subsequent to its purchase by a Portfolio, an issue of securities may cease to be rated or its rating may be reduced below the minimum required for purchase by the Portfolio. Neither event will require sale of these securities by the Portfolio, but the Portfolio Advisor will consider this event in its determination of whether the Portfolio should continue to hold the securities.

                         ADVISOR AND PORTFOLIO ADVISORS

ADVISOR

    Touchstone Advisors, Inc., located at 318 Broadway, Cincinnati, Ohio 45202, serves as the investment advisor to the Trust and, accordingly, as investment advisor to each of the Portfolios. The Advisor is a wholly-owned subsidiary of IFS Financial Services, Inc., which is a wholly-owned subsidiary of Western-Southern Life Assurance Company. Western-Southern Life Assurance Company is a wholly-owned subsidiary of The Western and Southern Life Insurance Company.

    The Trust has entered into an investment advisory agreement (the "Advisory Agreement") with the Advisor which, in turn, has entered into a portfolio advisory agreement ("Portfolio Agreement") with each Portfolio Advisor selected by the Advisor for the Portfolios. It is the Advisor's responsibility to select, subject to the review and approval of the Board of Trustees of the Trust, portfolio advisors who have distinguished themselves by able performance in their respective areas of expertise in asset management and to review their continued performance.

    Subject to the supervision and direction of the Board of Trustees, the Advisor provides investment management evaluation services principally by performing initial due diligence on prospective Portfolio Advisors and thereafter monitoring Portfolio Advisor performance through quantitative and qualitative analysis as well as periodic in-person, telephonic and written consultations with Portfolio Advisors. In evaluating prospective Portfolio Advisors, the Advisor considers, among other factors, each Portfolio Advisor's level of expertise; relative performance and consistency of performance over a minimum period of five years; level of adherence to investment discipline or philosophy; personnel, facilities and financial strength; and quality of service and client communications. The Advisor has responsibility for communicating performance expectations and evaluations to each Portfolio Advisor and ultimately recommending to the Board of Trustees of the Trust whether the Portfolio Advisor's contract should be renewed, modified or terminated. The Advisor provides written reports to the Board of Trustees regarding the results of its evaluation and monitoring functions. The Advisor is also responsible for conducting all operations of the Portfolios except those operations subcontracted to the Portfolio Advisors, or contracted by the Trust to the custodian, transfer agent and administrator.

    The Portfolio Advisor of each Portfolio makes all the day-to-day decisions to buy or sell particular portfolio securities.

    The Emerging Growth Portfolio will be managed by two Portfolio Advisors, each managing a portion of the Portfolio's assets. The Advisor will allocate varying percentages of the assets of the Portfolio to each Portfolio Advisor, which percentages will be adjusted from time to time by the Advisor based on its evaluation of each Portfolio Advisor.

    The Balanced Portfolio will also be managed by two Portfolio Advisors. One Portfolio Advisor will manage the Portfolio's equity investments, while the second will manage the Portfolio's fixed-income and cash equivalents investments. The Advisor may adjust from time to time the portion of the Balanced Portfolio's assets invested in equities and fixed-income securities, although the Portfolio is expected to remain relatively static in its investment allocation between equities and fixed-income securities.

    Each Portfolio pays the Advisor a fee for its services that is computed daily and paid monthly at an annual rate equal to the percentage of the value of the average daily net assets of the Portfolio as follows: Emerging Growth Portfolio -- 0.80%; International Equity Portfolio -- 0.95%; Balanced Portfolio -- 0.70%; Income Opportunity Portfolio -- 0.65%; and Standby Income Portfolio -- 0.25%. The investment advisory fee paid by the International Equity and Emerging Growth Portfolios is higher than that of most mutual funds. The Advisor in turn pays each Portfolio Advisor a fee for its services provided to the Portfolio that is computed daily and paid monthly at an annual rate equal to the percentage specified below of the value of the average daily net assets of the
Portfolio:

EMERGING GROWTH PORTFOLIO
    David L. Babson & Company, Inc.            0.50%

    Westfield Capital Management               0.45% of the first $10 million
    Company, Inc.                              0.40% of the next $40 million
                                               0.35% thereafter

INTERNATIONAL EQUITY PORTFOLIO
    BEA Associates                             0.85% on the first $30 million
                                               0.80% on the next $20 million
                                               0.70% on the next $20 million
                                               0.60% thereafter

BALANCED PORTFOLIO
    Harbor Capital Management                  0.50% of the first $75 million
    Company Inc.                               0.40% of the next $75 million
                                               0.30% thereafter

    Morgan Grenfell Capital                    0.35% on the first $40 million
    Management, Inc.                           0.30% thereafter

INCOME OPPORTUNITY PORTFOLIO
    Alliance Capital Management L.P.           0.40% on the first $50 million
                                               0.35% on the next $20 million
                                               0.30% on the next $20 million
                                               0.25% thereafter

STANDBY INCOME PORTFOLIO
    Fort Washington Investment                 0.15%
    Advisors, Inc.

    Fort Washington Investment Advisors, Inc. is an affiliate of the Advisor, and shareholders should be aware that the Advisor may be subject to a conflict of interest when making decisions regarding the retention and compensation of Fort Washington and may be subject to such a conflict concerning other particular Portfolio Advisors. However, the Advisor's decisions, including the
identity   of   a   Portfolio   Advisor  and   the   specific   amount   of  the

Advisor's compensation to be paid to the Portfolio Advisor, are subject to review and approval by a majority of the Board of Trustees and separately by a majority of such Trustees who are not affiliated with the Advisor or any of its affiliates.

CONSULTANT TO THE INVESTMENT ADVISOR

    RogersCasey Consulting, Inc. ("RogersCasey") located at One Parklands Drive, Darien, Connecticut 06829, has been engaged in the business of rendering portfolio advisor evaluations since 1976. The staff at RogersCasey is experienced in acting as investment consultants and in developing, implementing and managing multiple portfolio advisor programs. RogersCasey provides asset management consulting services to various institutional and individual clients and provides the Advisor with investment consulting services with respect to development, implementation and management of the Trust's multiple portfolio manager program. RogersCasey is employed by and its fees are paid by the Advisor (not the Trust). As consultant, RogersCasey provides research concerning registered investment advisors to be retained by the Advisor as Portfolio Advisors, monitors and assists the Advisor with the periodic reevaluation of existing Portfolio Advisors and makes periodic reports to the Advisor and the Board of Trustees.

PORTFOLIO ADVISORS

    Subject to the supervision and direction of the Advisor and, ultimately, the Board of Trustees, each Portfolio Advisor manages the securities held by the Portfolio it serves in accordance with the Portfolio's stated investment objective and policies, making investment decisions for the Portfolio and placing orders to purchase and sell securities on behalf of the Portfolio.

    The following sets forth certain information about each of the Portfolio Advisors. The individuals employed by the Portfolio Advisor who are primarily responsible for the day-to-day investment management of the Portfolio are named below.

    DAVID L. BABSON & COMPANY, INC. ("Babson") serves as one of two Portfolio Advisors to EMERGING GROWTH PORTFOLIO. As of June 30, 1995, Babson became a separate and distinct indirect subsidiary of MassMutual Holding Company. Babson has been registered as an investment advisor under the Investment Advisors Act of 1940, as amended, ("the Advisors Act"), since 1940. Babson provides investment advisory services to individual and institutional clients. As of June 30, 1995, Babson and affiliates had assets under management of $11.5 billion. Eugene H. Gardner, Jr., Peter C. Schliemann and Lance F. James are primarily responsible for the day-to-day investment management of the portion of the Portfolio's assets allocated to Babson by the Advisor. Mr. Gardner has been with Babson since 1990; Mr. Schliemann has been with Babson since 1979; and Mr. James has been with the firm since 1986. Babson's principal executive offices are located at One Memorial Drive, Cambridge, Massachusetts 02142-1300.

    WESTFIELD CAPITAL MANAGEMENT COMPANY, INC. ("Westfield") serves as the second Portfolio Advisor to EMERGING GROWTH PORTFOLIO. Westfield is owned 100% by the active members of its professional staff. Westfield has been registered as an investment advisor under the Advisors Act since 1989. Westfield provides investment advisory services to individual and institutional clients. As of June 30, 1995, Westfield had assets under management of $722 million. Michael J. Chapman is primarily responsible for the day-to-day investment management of the portion of the Portfolio's assets allocated to Westfield by the Advisor. Mr. Chapman (CFA) has been with Westfield since 1990, after 9 years with Eaton Vance Corporation in Boston, Massachusetts. Westfield's principal executive offices are located at One Financial Center, Boston, Massachusetts 02111.

    BEA ASSOCIATES serves as Portfolio Advisor to INTERNATIONAL EQUITY PORTFOLIO. BEA Associates is a New York general partnership and is owned 80% by Credit Swisse Capital Corporation and 20% by its general partners. BEA Associates has been registered as an investment advisor under the Advisors Act since 1968. BEA Associates provides investment advisory services to individual and institutional clients. As of June 30, 1995, BEA Associates had assets under management of $28.9 billion. Emilio Bassini is primarily responsible for the day-to-day investment management of the Portfolio. Mr. Bassini (CPA) joined BEA Associates in 1984 and became international equity portfolio manager specializing in emerging markets, Latin America and Europe in 1986. BEA Associates' principal executive offices are located at 153 East 53rd Street, New York, New York 10022.

    HARBOR CAPITAL MANAGEMENT COMPANY, INC. ("Harbor") serves as Portfolio Advisor to the equity portion of BALANCED PORTFOLIO. Harbor is 85% owned by the employees of the firm and 15% by Baer Holding Limited of Zurich. Harbor has been registered as an investment advisor under the Advisors Act since 1979. Harbor provides investment advisory services to individual and institutional clients. As of June 30, 1995, Harbor had assets under management of $2.7 billion. Malcolm Pirnie, Alan S. Fields and Ben Niedermeyer are primarily responsible for the day-to-day investment management of the equity portion of the Portfolio. Mr. Pirnie (CFA) has been a Managing Director at Harbor since 1979 and became President in 1993. Mr. Fields has been a Managing Director at Harbor since 1979 and Chairman of the Executive Committee since 1993. Mr. Niedermeyer (CFA) has been a Vice President and portfolio manager with Harbor since 1992. Harbor's principal executive offices are located at 125 High Street, 26th Floor, Boston, Massachusetts 02110.

    MORGAN GRENFELL CAPITAL MANAGEMENT, INC. ("Morgan Grenfell") serves as Portfolio Advisor to the fixed-income portion of BALANCED PORTFOLIO. Morgan Grenfell is owned 100% by Deutsche Bank. Morgan Grenfell has been registered as an investment advisor under the Advisors Act since 1985. Morgan Grenfell provides investment advisory services to individual and institutional clients. As of June 30, 1995, Morgan Grenfell had assets under management of $6.88 billion. David W. Baldt is primarily responsible for the day-to-day investment management of the fixed-income portion of the Portfolio. Mr. Baldt (CFA) joined Morgan Grenfell in 1989. Morgan Grenfell's principal executive offices are located at 885 Third Avenue, New York, New York 10022.

    ALLIANCE CAPITAL MANAGEMENT L.P. ("Alliance") serves as Portfolio Advisor to INCOME OPPORTUNITY PORTFOLIO. Alliance is owned 8% by its employees and 59% by wholly-owned subsidiaries of The Equitable Life Assurance Society of the United States. The balance of its units are held by the public. Alliance has been registered as an investment advisor under the Advisors Act since 1971. Alliance provides investment advisory services to individual and institutional clients. As of June 30, 1995, Alliance had assets under management of $135.8 billion. Wayne Lyski and Vicki Fuller are primarily responsible for the day-to-day investment management of the Portfolio. Mr. Lyski has been with Alliance since 1983 and has 21 years of investment experience. Ms. Fuller (CPA) has been with Alliance, and its predecessors, since 1985 and has 14 years of investment experience. Alliance's principal executive offices are located at 1345 Avenue of the Americas, New York, New York 10105.

    FORT WASHINGTON INVESTMENT ADVISORS, INC. ("Fort Washington") serves as Portfolio Advisor to the STANDBY INCOME PORTFOLIO. Fort Washington is owned by The Western and Southern Life Insurance Company. Fort Washington has been registered as an investment advisor under the Advisors Act since 1990. Fort Washington provides investment advisory services to individuals and institutional clients. As of June 30, 1995, Fort Washington had assets under management of approximately $6.8 billion. Christopher J. Mahony is primarily responsible for the day-to- day investment management of the Standby Income Portfolio. Mr. Mahony joined Fort Washington in 1994 after eight years of investment experience as portfolio manager with Neuberger & Berman.

                   ADDITIONAL RISKS AND INVESTMENT TECHNIQUES

    The following are descriptions of types of securities invested in by the Portfolios, certain investment techniques employed by those Portfolios and risks associated with utilizing either the securities or the investment technique.

    DERIVATIVES. The Portfolios may invest in various instruments that are commonly known as derivatives. Generally, a derivative is a financial arrangement, the value of which is based on, or "derived" from, a traditional security, asset, or market index. Some "derivatives" such as certain mortgage-related and other asset-backed securities are in many respects like any other investment, although they may be more volatile or less liquid than more traditional debt securities. There are, in fact, many different types of derivatives and many different ways to use them. There is a range of risks associated with those uses. Futures and options are commonly used for traditional hedging purposes to attempt to protect a fund from exposure to changing interest rates, securities prices, or currency exchange rates and as a low cost method of gaining exposure to a particular securities market without investing directly in those securities. However, some derivatives are used for leverage, which tends to magnify the effects of an instrument's price changes as market conditions change. Leverage involves the use of a small amount of money to control a large amount of financial assets, and can in some circumstances, lead to significant losses. A Portfolio Advisor will use derivatives only in circumstances where the Portfolio Advisor believes they offer the most economic means of improving the risk/reward profile of the Portfolio. Derivatives will not be used to increase portfolio risk above the level that could be achieved using only traditional investment securities or to acquire exposure to changes in the value of assets or indexes that by themselves would not be purchased for the Portfolio. The use of derivatives for non-hedging purposes may be considered speculative. A description of the derivatives that the Portfolios may use and some of their associated risks is found below.

    ADRS, EDRS AND CDRS. ADRs are U.S. dollar-denominated receipts typically issued by domestic banks or trust companies that represent the deposit with those entities of securities of a foreign issuer. ADRs are publicly traded on exchanges or over-the-counter in the United States. European Depositary Receipts ("EDRs"), which are sometimes referred to as Continental Depositary Receipts ("CDRs"), may also be purchased by the Portfolios. EDRs and CDRs are generally issued by foreign banks and evidence ownership of either foreign or domestic securities. Certain institutions issuing ADRs or EDRs may not be sponsored by the issuer of the underlying foreign securities. A non-sponsored depository may not provide the same shareholder information that a sponsored depository is required to provide under its contractual arrangements with the issuer of the underlying foreign securities.

    FIXED-INCOME AND OTHER DEBT INSTRUMENT SECURITIES. Fixed-income and other debt instrument securities include all bonds, high yield or "junk" bonds, municipal bonds, debentures, U.S. Government securities, mortgage related securities including government stripped mortgage related securities, zero coupon securities and custodial receipts. The market value of fixed-income obligations of the Portfolios will be affected by general changes in interest rates which will result in increases or decreases in the value of the obligations held by the Portfolios. The market value of the obligations held by a Portfolio can be expected to vary inversely to changes in prevailing interest rates. Shareholders also should recognize that, in periods of declining interest rates, a Portfolio's yield will tend to be somewhat higher than prevailing market rates and, in periods of rising interest rates, a Portfolio's yield will tend to be somewhat lower. Also, when interest rates are falling, the inflow of net new money to a Portfolio from the continuous sale of its shares will tend to be invested in instruments producing lower yields than the balance of its portfolio, thereby reducing the Portfolio's current yield. In periods of rising interest rates, the opposite can be expected to occur. In addition, securities in which a Portfolio may invest may not yield as high a level of current income as might be achieved by investing in securities with less liquidity, less creditworthiness or longer maturities.

    Ratings made available by S&P and Moody's are relative and subjective and are not absolute standards of quality. Although these ratings are initial criteria for selection of portfolio investments, a Portfolio Advisor also will make its own evaluation of these securities. Among the factors that will be considered are the long term ability of the issuers to pay principal and interest and general economic trends.

    Fixed-income   securities   may   be   purchased   on   a   when-issued   or
delayed-delivery basis. See "When-Issued and Delayed-Delivery Securities" below.

    U.S. GOVERNMENT SECURITIES. Each Portfolio may invest in U.S. Government securities, which are obligations issued or guaranteed by the U.S. Government, its agencies, authorities or instrumentalities. Some U.S. Government securities, such as U.S. Treasury bills, Treasury notes and Treasury bonds, which differ only in their interest rates, maturities and times of issuance, are supported by the full faith and credit of the United States. Others are supported by: (i) the right of the issuer to borrow from the U.S. Treasury, such as securities of the Federal Home Loan Banks; (ii) the discretionary authority of the U.S. government to purchase the agency's obligations, such as securities of the FNMA; or (iii) only the credit of the issuer, such as securities of the Student Loan Marketing Association. No assurance can be given that the U.S. Government will provide financial support in the future to U.S. Government agencies, authorities or instrumentalities that are not supported by the full faith and credit of the United States.

    Securities guaranteed as to principal and interest by the U.S. Government, its agencies, authorities or instrumentalities include: (i) securities for which the payment of principal and interest is backed by an irrevocable letter of credit issued by the U.S. Government or any of its agencies, authorities or instrumentalities; and (ii) participation interests in loans made to foreign governments or other entities that are so guaranteed. The secondary market for certain of these participation interests is limited and, therefore, may be regarded as illiquid.

    MORTGAGE RELATED SECURITIES. Each Portfolio may invest in mortgage related securities. There are several risks associated with mortgage related securities generally. One is that the monthly cash inflow from the underlying loans may not be sufficient to meet the monthly payment requirements of the mortgage related security.

    Prepayment of principal by mortgagors or mortgage foreclosures will shorten the term of the underlying mortgage pool for a mortgage related security. Early returns of principal will affect the average life of the mortgage related securities remaining in a Portfolio. The occurrence of mortgage prepayments is affected by factors including the level of interest rates, general economic conditions, the location and age of the mortgage and other social and demographic conditions. In periods of rising interest rates, the rate of prepayment tends to decrease, thereby lengthening the average life of a pool of mortgage related securities. Conversely, in periods of falling interest rates the rate of prepayment tends to increase, thereby shortening the average life of a pool. Reinvestment of prepayments may occur at higher or lower interest rates than the original investment, thus affecting the yield of a Portfolio. Because prepayments of principal generally occur when interest rates are declining, it is likely that a Portfolio will have to reinvest the proceeds of prepayments at lower interest rates than those at which the assets were previously invested. If this occurs, a Portfolio's yield will correspondingly decline. Thus, mortgage related securities may have less potential for capital appreciation in periods of falling interest rates than other fixed-income securities of comparable maturity, although these securities may have a comparable risk of decline in market value in periods of rising interest rates. To the extent that a Portfolio purchases mortgage related securities at a premium, unscheduled prepayments, which are made at par, will result in a loss equal to any unamortized premium.

    CMOs are obligations fully collateralized by a portfolio of mortgages or mortgage related securities. Payments of principal and interest on the mortgages are passed through to the holders of the CMOs on the same schedule as

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
they are received, although certain classes of CMOs have priority over others with respect to the receipt of prepayments on the mortgages. Therefore, depending on the type of CMOs in which a Portfolio invests, the investment may be subject to a greater or lesser risk of prepayment than other types of mortgage related securities.

    Mortgage related securities may not be readily marketable. To the extent any of these securities are not readily marketable in the judgment of the Portfolio Advisor, the investment restriction limiting a Portfolio's investment in illiquid instruments to not more than 15% of the value of its net assets will apply.

    STRIPPED MORTGAGE RELATED SECURITIES. These securities are either issued and guaranteed, or privately-issued but collateralized by securities issued, by GNMA, FNMA or FHLMC. These securities represent beneficial ownership interests in either periodic principal distributions ("principal-only") or interest distributions ("interest-only") on mortgage related certificates issued by GNMA, FNMA or FHLMC, as the case may be. The certificates underlying the stripped mortgage related securities represent all or part of the beneficial interest in pools of mortgage loans. The Portfolio will invest in stripped mortgage related securities in order to enhance yield or to benefit from anticipated appreciation in value of the securities at times when its Portfolio Advisor believes that interest rates will remain stable or increase. In periods of rising interest rates, the expected increase in the value of stripped mortgage related securities may offset all or a portion of any decline in value of the securities held by the Portfolio.

    Investing in stripped mortgage related securities involves the risks normally associated with investing in mortgage related securities. See "Mortgage Related Securities" above. In addition, the yields on stripped mortgage related securities are extremely sensitive to the prepayment experience on the mortgage loans underlying the certificates collateralizing the securities. If a decline in the level of prevailing interest rates results in a rate of principal prepayments higher than anticipated, distributions of principal will be accelerated, thereby reducing the yield to maturity on interest-only stripped mortgage related securities and increasing the yield to maturity on principal-only stripped mortgage related securities. Sufficiently high prepayment rates could result in a Portfolio not fully recovering its initial investment in an interest-only stripped mortgage related security. Under current market conditions, the Portfolio expects that investments in stripped mortgage related securities will consist primarily of interest-only securities. Stripped mortgage related securities are currently traded in an over-the-counter market maintained by several large investment banking firms. There can be no assurance that the Portfolio will be able to effect a trade of a stripped mortgage related security at a time when it wishes to do so. The Portfolio will acquire stripped mortgage related securities only if a secondary market for the securities exists at the time of acquisition. Except for stripped mortgage related securities based on fixed rate FNMA and FHLMC mortgage certificates that meet certain liquidity criteria established by the Board of Trustees, the Portfolios will treat government stripped mortgage related securities and privately-issued mortgage related securities as illiquid and will limit its investments in these securities, together with other illiquid investments, to not more than 15% of net assets.

    ZERO COUPON SECURITIES. Zero coupon U.S. Government securities are debt obligations that are issued or purchased at a significant discount from face value. The discount approximates the total amount of interest the security will accrue and compound over the period until maturity or the particular interest payment date at a rate of interest reflecting the market rate of the security at the time of issuance. Zero coupon securities do not require the periodic payment of interest. These investments benefit the issuer by mitigating its need for cash to meet debt service, but also require a higher rate of return to attract investors who are willing to defer receipt of cash. These investments may experience greater volatility in market value than U.S. Government securities that make regular payments of interest. A Portfolio accrues income on these investments for tax and accounting purposes, which is distributable to shareholders and which, because no cash is received at the time of accrual, may require the liquidation of other portfolio securities to satisfy the Portfolio's distribution obligations, in which case the Portfolio will forego the purchase of additional income producing assets with these funds. Zero coupon securities include STRIPS that is, securities underwritten by securities dealers or banks that evidence ownership of future interest payments, principal payments or both on certain notes or bonds issued by the U.S. government, its agencies, authorities or instrumentalities. They also include Coupons Under Book Entry System ("CUBES"), which are component parts of U.S. Treasury bonds and represent scheduled interest and principal payments on the bonds.

    LOANS AND OTHER DIRECT DEBT INSTRUMENTS. These are instruments in amounts owed by a corporate, governmental or other borrower to another party. They may represent amounts owed to lenders or lending syndicates (loans and loan participations), to suppliers of goods of services (trade claims or other receivables) or to other parties. Direct debt instruments purchased by a Portfolio may have a maturity of any number of days or years, may be secured or unsecured, and may be of any credit quality. Direct debt instruments involve the risk of loss in the case of default or insolvency of the borrower. Direct debt instruments may offer less legal protection to a Portfolio in the event of fraud or misrepresentation. In addition, loan participations involve a risk of insolvency of the lending bank or other financial intermediary. Direct debt instruments also may include standby financing commitments that obligate a Portfolio to supply additional cash to the borrower on demand at the time when a Portfolio would not have otherwise done so, even if the borrower's condition makes it unlikely that the amount will ever be repaid.

    These instruments will be considered illiquid securities and so will be limited, along with a Portfolio's other illiquid securities, to not more than 15% of the Portfolio's net assets.

    SWAP AGREEMENTS. To help enhance the value of its portfolio or manage its exposure to different types of investments, the Portfolios may enter into interest rate, currency and mortgage swap agreements and may purchase and sell interest rate "caps," "floors" and "collars."

    In a typical interest rate swap agreement, one party agrees to make regular payments equal to a floating interest rate on a specified amount (the "notional principal amount") in return for payments equal to a fixed interest rate on the same amount for a specified period. If a swap agreement provides for payment in different currencies, the parties may also agree to exchange the notional principal amount. Mortgage swap agreements are similar to interest rate swap agreements, except that notional principal amount is tied to a reference pool of mortgages.

    In a cap or floor, one party agrees, usually in return for a fee, to make payments under particular circumstances. For example, the purchaser of an interest rate cap has the right to receive payments to the extent a specified interest rate exceeds an agreed level; the purchaser of an interest rate floor has the right to receive payments to the extent a specified interest rate falls below an agreed level. A collar entitles the purchaser to receive payments to the extent a specified interest rate falls outside an agreed range.

    Swap agreements may involve leverage and may be highly volatile; depending on how they are used, they may have a considerable impact on the Portfolio's performance. Swap agreements involve risks depending upon the other party's creditworthiness and ability to perform, as judged by the Portfolio Advisor, as well as the Portfolio's ability to terminate its swap agreements or reduce its exposure through offsetting transactions.

    All swap agreements are considered as illiquid securities and, therefore, will be limited, along with all of a Portfolio's other illiquid securities, to 15% of that Portfolio's net assets.

    CUSTODIAL RECEIPTS. Custodial receipts or certificates, such as Certificates of Accrual on Treasury Securities ("CATS"), Treasury Investors Growth Receipt ("TIGRs") and Financial Corporation certificates ("FICO Strips"), are securities underwritten by securities dealers or banks that evidence ownership of future interest payments, principal payments or both on certain notes or bonds issued by the U.S. Government, its agencies, authorities or instrumentalities. The underwriters of these certificates or receipts purchase a U.S. Government security and deposit the security in an irrevocable trust or custodial account with a custodian bank, which then issues receipts or certificates that evidence ownership of the periodic unmatured coupon payments and the final principal payment on the U.S. Government security. Custodial receipts evidencing specific coupon or principal payments have the same general attributes as zero coupon U.S. Government securities, described above. Although typically under the terms of a custodial receipt a Portfolio is authorized to assert its rights directly against the issuer of the underlying obligation, the Portfolio may be required to assert through the custodian bank such rights as may exist against the underlying issuer. Thus, if the underlying issuer fails to pay principal and/or interest when due, a Portfolio may be subject to delays, expenses and risks that are greater than those that would have been involved if the Portfolio had purchased a direct obligation of the issuer. In addition, if that the trust or custodial account in which the underlying security has been deposited is determined to be an association taxable as a corporation, instead of a non-taxable entity, the yield on the underlying security would be reduced in respect of any taxes paid.

    WHEN-ISSUED AND DELAYED-DELIVERY SECURITIES. To secure prices deemed advantageous at a particular time, each Portfolio may purchase securities on a when-issued or delayed-delivery basis, in which case delivery of the securities occurs beyond the normal settlement period; payment for or delivery of the securities would be made prior to the reciprocal delivery or payment by the other party to the transaction. A Portfolio will enter into when-issued or delayed-delivery transactions for the purpose of acquiring securities and not for the purpose of leverage. When-issued securities purchased by the Portfolio may include securities purchased on a "when, as and if issued" basis under which the issuance of the securities depends on the occurrence of a subsequent event, such as approval of a merger, corporate reorganization or debt restructuring.

    Securities purchased on a when-issued or delayed-delivery basis may expose a Portfolio to risk because the securities may experience fluctuations in value prior to their actual delivery. The Portfolio does not accrue income with respect to a when-issued or delayed-delivery security prior to its stated delivery date. Purchasing securities on a when-issued or delayed-delivery basis can involve the additional risk that the yield available in the market when the delivery takes place may be higher than that obtained in the transaction itself.

    REPURCHASE AGREEMENTS. Each of the Portfolios may engage in repurchase agreement transactions. Under the terms of a typical repurchase agreement, a Portfolio would acquire an underlying debt obligation for a relatively short period (usually not more than one week) subject to an obligation of the seller to repurchase, and the Portfolio to resell, the obligation at an agreed-upon price and time, thereby determining the yield during the Portfolio's holding period. This arrangement results in a fixed rate of return that is not subject to market fluctuations during the Portfolio's holding period. A Portfolio may enter into repurchase agreements with respect to U.S. Government securities with member banks of the Federal Reserve System and certain non-bank dealers approved by the Board of Trustees. Under each repurchase agreement, the selling institution is required to maintain the value of the securities subject to the repurchase agreement at not less than their repurchase price. The Portfolio Advisor, acting under the supervision of the Advisor and the Board of Trustees, reviews on an ongoing basis the value of the collateral and the creditworthiness of those non-bank dealers with whom the Portfolio enters into repurchase agreements. In entering into a repurchase agreement, a Portfolio bears a risk of loss in the event that the other party to the transaction defaults on its obligations and the Portfolio is delayed or prevented from exercising its rights to dispose of the underlying securities, including the risk of a possible decline in the value of the underlying securities during the period in which the Portfolio seeks to assert its rights to them, the risk of incurring expenses associated with asserting those rights and the risk of losing all or a part of the income from the agreement. Repurchase agreements are considered to be collateralized loans under the Investment Company Act of 1940, as amended (the "1940 Act").

    REVERSE REPURCHASE AGREEMENTS AND FORWARD ROLL TRANSACTIONS. The Portfolios may enter into reverse repurchase agreements and forward roll transactions. In a reverse repurchase agreement the Portfolio agrees to sell portfolio securities to financial institutions such as banks and broker-dealers and to repurchase them at a mutually agreed date and price. Forward roll transactions are equivalent to reverse repurchase agreements but involve mortgage backed securities and involve a repurchase of a substantially similar security. At the time the Portfolio enters into a reverse repurchase agreement or forward roll transaction it will place in a segregated custodial account cash, U.S. Government securities or high grade, liquid debt obligations having a value equal to the repurchase price, including accrued interest. Reverse repurchase agreements and forward roll transactions involve the risk that the market value of the securities sold by the Portfolio may decline below the repurchase price of the securities. Reverse repurchase agreements and forward roll transactions are considered to be borrowings by a Portfolio for purposes of the limitations described in "Certain Investment Restrictions" below and in the Trust's Statement of Additional Information.

    LENDING PORTFOLIO SECURITIES. To generate income for the purpose of helping to meet its operating expenses, each Portfolio may lend securities to brokers, dealers and other financial organizations. These loans, if and when made, may not exceed 30% of a Portfolio's assets taken at value. A Portfolio's loans of securities will be collateralized by cash, letters of credit or U.S. Government securities. The cash or instruments collateralizing a Portfolio's loans of securities will be maintained at all times in a segregated account with the Portfolio's custodian, or with a designated subcustodian, in an amount at least equal to the current market value of the loaned securities. In lending securities to brokers, dealers and other financial organizations, a Portfolio is subject to risks, which, like those associated with other extensions of credit, include delays in recovery and possible loss of rights in the collateral should the borrower fail financially.

    ILLIQUID SECURITIES. No Portfolio may invest more than 15% of its net assets in securities which are illiquid or otherwise not readily marketable. The Trustees of the Trust have adopted a policy that the International Equity Portfolio may not invest in illiquid securities other than Rule 144A securities. If a security becomes illiquid after purchase by the Portfolio, the Portfolio will normally sell the security unless to do so would not be in the best interests of shareholders.

    NON-PUBLICLY TRADED ("RESTRICTED") SECURITIES AND RULE 144A SECURITIES. Each Portfolio may purchase securities in the United States that are not registered for sale under federal securities laws but which can be resold to institutions under SEC Rule 144A or under an exemption from such laws. Provided that a dealer or institutional trading market in such securities exists, these restricted securities or Rule 144A securities are treated as exempt from the Portfolio's 15% limit on illiquid securities. The Board of Trustees of the Trust, with advice and information from the respective Portfolio Advisor, will determine the liquidity of restricted securities or Rule 144A securities by looking at factors such as trading activity and the availability of reliable price information and, through reports from such Portfolio Advisor, the Board of Trustees of the Trust will monitor trading activity in restricted securities. Because Rule 144A is relatively new, it is not possible to predict how the markets for Rule 144A securities will develop. If institutional trading in restricted securities or Rule 144A securities were to decline, a Portfolio's illiquidity could be increased and the Portfolio could be adversely affected.

    No Portfolio will invest more than 10% of its total assets in restricted securities (including Rule 144A securities).

    TEMPORARY INVESTMENTS. For temporary defensive purposes during periods when the Portfolio Advisor of a Portfolio believes, in consultation with the Advisor, that pursuing the Portfolio's basic investment strategy may be inconsistent with the best interests of its shareholders, the Portfolio may invest its assets without limit in the following money market instruments: U.S. Government securities (including those purchased in the form of custodial receipts), repurchase agreements, certificates of deposit and bankers' acceptances issued by banks or savings and loan associations having assets of at least $500 million as of the end of their most recent fiscal year and high quality commercial paper.

    In addition, for the same purposes the Portfolio Advisor of International Equity Portfolio may invest without limit in obligations issued or guaranteed by foreign governments or by any of their political subdivisions, authorities, agencies or instrumentalities that are rated at least AA by S&P or Aa by Moody's or, if unrated, are determined by the Portfolio Advisor to be of equivalent quality. Each Portfolio also may hold a portion of its assets in money market instruments or cash in amounts designed to pay expenses, to meet anticipated redemptions or pending investments in accordance with its objectives and policies. Any temporary investments may be purchased on a when-issued basis.

    FUTURES CONTRACTS AND RELATED OPTIONS. Each Portfolio may enter into futures contracts and purchase and write (sell) options on these contracts, including but not limited to interest rate, securities index and foreign currency futures contracts and put and call options on these futures contracts. These contracts will be entered into only upon the concurrence of the Portfolio Advisor that such contracts are necessary or appropriate in the management of the Portfolio's assets. These contracts will be entered into on exchanges designated by the Commodity Futures Trading Commission ("CFTC") or, consistent with CFTC regulations, on foreign exchanges. These transactions may be entered into for bona fide hedging and other permissible risk management purposes including protecting against anticipated changes in the value of securities a Portfolio intends to purchase.

    No Portfolio will hedge more than 25% of its total assets by selling futures, buying puts, and writing calls under normal conditions. In addition, no Portfolio will buy futures or write puts whose underlying value exceeds 25% of its total assets, and no Portfolio will buy calls with a value exceeding 5% of its total assets.

    A Portfolio will not enter into futures contracts and related options for which the aggregate initial margin and premiums exceed 5% of the fair market value of the Portfolio's assets after taking into account unrealized profits and unrealized losses on any contracts it has entered into.

    A Portfolio may lose the expected benefit of these futures or options transactions and may incur losses if the prices of the underlying commodities move in an unanticipated manner. In addition, changes in the value of the Portfolio's futures and options positions may not prove to be perfectly or even highly correlated with changes in the value of its portfolio securities. Successful use of futures and related options is subject to a Portfolio Advisor's ability to predict correctly movements in the direction of the securities markets generally, which ability may require different skills and techniques than predicting changes in the prices of individual securities. Moreover, futures and options contracts may only be closed out by entering into offsetting transactions on the exchange where the position was entered into (or a linked exchange), and as a result of daily price fluctuation limits there can be no assurance that an offsetting transaction could be entered into at an advantageous price at any particular time. Consequently, a

Portfolio may realize a loss on a futures contract or option that is not offset by an increase in the value of its portfolio securities that are being hedged or a Portfolio may not be able to close a futures or options position without incurring a loss in the event of adverse price movements.

    OPTIONS ON FOREIGN CURRENCIES. Each Portfolio that may invest in foreign securities may write covered put and call options and purchase put and call options on foreign currencies for the purpose of protecting against declines in the dollar value of portfolio securities and against increases in the dollar cost of securities to be acquired. The Portfolio may use options on currency to cross-hedge, which involves writing or purchasing options on one currency to hedge against changes in exchange rates for a different, but related currency. As with other types of options, however, the writing of an option on foreign currency will constitute only a partial hedge up to the amount of the premium received, and the Portfolio could be required to purchase or sell foreign currencies at disadvantageous exchange rates, thereby incurring losses. The purchase of an option on foreign currency may be used to hedge against fluctuations in exchange rates although, in the event of exchange rate movements adverse to the Portfolio's position, it may not forfeit the entire amount of the premium plus related transaction costs. In addition, the Portfolio may purchase call options on currency when the Portfolio Advisor anticipates that the currency will appreciate in value.

    There is no assurance that a liquid secondary market on an options exchange will exist for any particular option, or at any particular time. If the Portfolio is unable to effect a closing purchase transaction with respect to covered options it has written, the Portfolio will not be able to sell the underlying currency or dispose of assets held in a segregated account until the options expire. Similarly, if the Portfolio is unable to effect a closing sale transaction with respect to options it has purchased, it would have to exercise the options in order to realize any profit and will incur transaction costs upon the purchase or sale of underlying currency. The Portfolio pays brokerage commissions or spreads in connection with its options transactions.

    As in the case of forward contracts, certain options on foreign currencies are traded over-the-counter and involve liquidity and credit risks which may not be present in the case of exchange-rated currency options. The Portfolio's ability to terminate over-the-counter options ("OTC Options") will be more limited than the exchange-traded options. It is also possible that broker-dealers participating in OTC Options transactions will not fulfill their obligations. Until such time as the staff of the SEC changes its position, the Portfolio will treat purchased OTC Options and assets used to cover written OTC Options as illiquid securities. With respect to options written with primary dealers in U.S. Government securities pursuant to an agreement requiring a closing purchase transaction at a formula price, the amount of illiquid securities may be calculated with reference to the repurchase formula.

    OPTIONS ON STOCK. Each Portfolio may write and purchase options on stocks. A call option gives the purchaser of the option the right to buy, and obligates the writer to sell, the underlying stock at the exercise price at any time during the option period. Similarly, a put option gives the purchaser of the option the right to sell, and obligates the writer to buy the underlying stock at the exercise price at any time during the option period. A covered call option with respect to which the Portfolio owns the underlying stock sold by the Portfolio exposes the Portfolio during the term of the option to possible loss of opportunity to realize appreciation in the market price of the underlying stock or to possible continued holding of a stock which might otherwise have been sold to protect against depreciation in the market price of the stock. A covered put option sold by the Portfolio exposes the Portfolio during the term of the option to a decline in price of the underlying stock.

    To close out a position when writing covered options, the Portfolio may make a "closing purchase transaction" which involves purchasing an option on the same stock with the same exercise price and expiration date as the option which it has previously written on the stock. The Portfolio will realize a profit or loss for a closing purchase transaction if the amount paid to purchase an option is less or more, as the case may be, than the amount received from the sale thereof. To close out a position as a purchaser of an option, the Portfolio may make a "closing sale transaction" which involves liquidating the Portfolio's position by selling the option previously purchased.

    OPTIONS ON SECURITIES INDEXES. Each Portfolio may purchase and write put and call options on securities indexes listed on domestic and, in the case of those Portfolios which may invest in foreign securities, on foreign exchanges. A securities index fluctuates with changes in the market values of the securities included in the index.

    Options on securities indexes are generally similar to options on stock except that the delivery requirements are different. Instead of giving the right to take or make delivery of stock at a specified price, an option on a security index gives the holders the right to receive a cash "exercise settlement amount" equal to (a) the amount, if any, by which the fixed exercise price of the option exceeds (in the case of a put) or is less than (in the case of a call) the closing value of the underlying index on the date of the exercise, multiplied by
(b) a fixed "index multiplier." Receipt of this cash amount will depend upon the closing level of the index upon which the option is based being greater than, in the case of a call, or less than, in the case of a put, the exercise price of the option. The amount of cash received will be equal to such difference between the closing price of the index and the exercise price of the option expressed in dollars or a foreign currency, as the case may be, times a specified multiple. The writer of the option is obligated, in return for the premium received, to make delivery of this amount. The writer may offset its position in securities index options prior to expiration by entering into a closing transaction on an exchange or the option may expire unexercised.

    To the extent permitted by U.S. federal or state securities laws, the International Equity Portfolio may invest in options on foreign stock indexes in lieu of direct investment in foreign securities. The Portfolio may also use foreign stock index options for hedging purposes.

    Because the value of an index option depends upon movements in the level of the index rather than the price of a particular security, whether the Portfolio will realize a gain or loss from the purchase or writing of options on an index depends upon movements in the level of securities prices in the market generally or, in the case of certain indexes, in an industry or market segment, rather than movements in price of a particular security. Accordingly, successful use by a Portfolio of options on security indexes will be subject to the Portfolio Advisor's ability to predict correctly movement in the direction of that securities market generally or of a particular industry. This requires different skills and techniques than predicting changes in the price of individual securities.

    FORWARD CURRENCY CONTRACTS. Each Portfolio that may invest in foreign currency-denominated securities may hold currencies to meet settlement requirements for foreign securities and may engage in currency exchange transactions in order to protect against uncertainty in the level of future exchange rates between a particular foreign currency and the U.S. dollar or between foreign currencies in which the Portfolio's securities are or may be denominated. Forward currency contracts are agreements to exchange one currency for another, for example, to exchange a certain amount of U.S. dollars for a certain amount of French francs at a future date. The date (which may be any agreed-upon fixed number of days in the future), the amount of currency to be exchanged and the price at which the exchange will take place will be negotiated with a currency trader and fixed for the term of the contract at the time that the Portfolio enters into the contract.

    In hedging specific portfolio positions, a Portfolio may enter into a forward contract with respect to either the currency in which the positions are denominated or another currency deemed appropriate by the Portfolio Advisor. The amount the Portfolio may invest in forward currency contracts is limited to the amount of the Portfolio's

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
aggregate investments in foreign currencies. Risks associated with entering into forward currency contracts include the possibility that the market for forward currency contracts may be limited with respect to certain currencies and, upon a contract's maturity, the inability of a Portfolio to negotiate with the dealer to enter into an offsetting transaction. Forward currency contracts may be closed out only by the parties entering into an offsetting contract. In addition, the correlation between movements in the prices of those contracts and movements in the price of the currency hedged or used for cover will not be perfect. There is no assurance that an active forward currency contract market will always exist. These factors will restrict a Portfolio's ability to hedge against the risk of devaluation of currencies in which a Portfolio holds a substantial quantity of securities and are unrelated to the qualitative rating that may be assigned to any particular security. See the Statement of Additional Information for further information concerning forward currency contracts.

    ASSET COVERAGE. To assure that a Portfolio's use of futures and related options, as well as when-issued and delayed-delivery transactions, forward currency contracts and swap transactions, are not used to achieve investment leverage, the Portfolio will cover such transactions, as required under applicable SEC interpretations, either by owning the underlying securities or by establishing a segregated account with the Trust's custodian containing high grade liquid debt securities in an amount at all times equal to or exceeding the Portfolio's commitment with respect to these instruments or contracts.

CERTAIN INVESTMENT RESTRICTIONS

    The Trust, on behalf of each Portfolio, has adopted certain investment restrictions that are enumerated in detail in the Statement of Additional Information. Among other restrictions, each Portfolio may not, with respect to 75% of its total assets taken at market value, invest more than 5% of its total assets in the securities of any one issuer, except U.S. Government securities, or acquire more than 10% of any class of the outstanding voting securities of any one issuer. In addition, no Portfolio may invest more than 25% of its total assets in securities of issuers in any one industry. Each Portfolio may borrow money as a temporary measure from banks in an aggregate amount not exceeding one-third of the value of the Portfolio's total assets to meet redemptions and for other temporary or emergency purposes not involving leveraging. Reverse repurchase agreements and forward roll transactions involving mortgage related securities will be aggregated with bank borrowings for purposes of this calculation. No Portfolio may purchase securities while borrowings exceed 5% of the value of the Portfolio's total assets. No Portfolio will invest more than 15% of the value of its net assets in securities that are illiquid, including certain government stripped mortgage related securities, repurchase agreements maturing in more than seven days and that cannot be liquidated prior to maturity and securities that are illiquid by virtue of the absence of a readily available market. Securities that have legal or contractual restrictions on resale but have a readily available market, such as certain Rule 144A securities, are deemed not illiquid for this purpose. No Portfolio may invest more than 10% of its assets in restricted securities (including Rule 144A securities). See "Risk Factors and Certain Investment Techniques -- Illiquid Securities" and "-- Non-Publicly Traded ("Restricted") Securities and Rule 144A Securities."

PORTFOLIO TURNOVER

    No Portfolio, other than the Standby Income Portfolio will trade in securities for short term profits but, when circumstances warrant, securities may be sold without regard to the length of time held. An annual turnover rate of 100% would occur when all the securities held by the Portfolio are replaced one time during a period of one year. The annual turnover rate of each Portfolio is not expected to exceed the following percentages: Emerging Growth Portfolio -- 60%; International Equity Portfolio -- 125%; Balanced Portfolio -- 120% (equity investments -- 90%, fixed-income investments -- 150%); Income Opportunity Portfolio -- between 200% and 250%; and Standby

Income Portfolio -- 200%. The projected portfolio turnover rates of the Income Opportunity Portfolio and the Standby Income Portfolio are higher than those of other mutual funds. A Portfolio with a higher portfolio turnover rate will have higher brokerage transaction expenses and a higher incidence of realized capital gains.

                       PURCHASE AND REDEMPTION OF SHARES

OPENING AN ACCOUNT

    SINCE YOU MAY NOT  PURCHASE A PORTFOLIOS' SHARES  DIRECTLY, YOU SHOULD  READ
THE   PROSPECTUS  OF  THE   INSURANCE  COMPANY'S  SEPARATE   ACCOUNT  TO  OBTAIN
INSTRUCTIONS FOR PURCHASING A VARIABLE ANNUITY CONTRACT.

SHARE PRICE

    The term "net asset value" or NAV refers to the worth of one share. The NAV is computed by adding the value of each Portfolio's investments, cash and other assets, deducting liabilities and dividing the result by the number of shares outstanding. Each Portfolio is open for business each day the New York Stock Exchange Inc. ("NYSE") is open. The price of one share is its NAV which is normally calculated at the close of regular trading on the NYSE (currently 4:00 p.m. New York time).

INVESTMENTS

    Your investments in a Portfolio may be made only through separate accounts established and maintained by insurance companies for the purpose of funding variable contracts. Please refer to the prospectus of your insurance company's separate account for information on how to invest in each Portfolio.

    Investments by separate accounts in each Portfolio are expressed in terms of full and fractional shares of each Portfolio. All investments in the Portfolios are credited to an insurance company's separate account immediately upon acceptance of the investment by a Portfolio. Investments will be processed at the NAV calculated after an order is received and accepted by a Portfolio.

    The offering of shares of any Portfolio may be suspended for a period of time and each Portfolio reserves the right to reject any specific purchase order. Purchase orders may be refused if, in the Advisor's opinion, they are of a size that would disrupt the management of a Portfolio.

REDEMPTIONS

    Shares of any Portfolio may be redeemed by the insurance company to make benefit or surrender payments on any business day. Redemptions are effected at the per share NAV next determined after receipt of the redemption request has been accepted by a Portfolio. Redemption proceeds will normally be wired to the insurance company on the next business day after receipt of the redemption instructions by a Portfolio but in no event later than 7 days following receipt of instructions. Each Portfolio may suspend redemptions or postpone payment dates on days when the NYSE is closed (other than weekend of holidays), when trading on the NYSE is restricted, or as permitted by the SEC.

                                NET ASSET VALUE

    Each Portfolio's net asset value per share is calculated on each day, Monday through Friday, except on days on which the NYSE is closed. Net asset value per share is determined as of the close of regular trading on the NYSE (currently 4:00 p.m. New York time) and is computed by dividing the value of a Portfolio's net assets by the total number of its shares outstanding. The net asset value of each Portfolio is determined as of the close of regular trading on the NYSE on each day on which the NYSE is open for trading, by deducting the amount of the Portfolio's liabilities from the value of its assets.

    Generally, a Portfolio's investments are valued at market value or, in the absence of a market value, at fair value as determined by or under the direction of the Board of Trustees.

    Securities that are primarily traded on foreign exchanges are generally valued at the preceding closing values of the securities on their respective exchanges, except that, when an occurrence subsequent to the time a value was so established is likely to have changed that value, the fair market value of those securities will be determined by consideration of other factors by or under the direction of the Board of Trustees. A security that is primarily traded on a domestic or foreign stock exchange is valued at the last sale price on that exchange or, if no sales occurred during the day, at the current quoted bid price. All short term dollar-denominated investments that mature in 60 days or less are valued on the basis of amortized cost (which involves valuing an investment at its cost and, thereafter, assuming a constant amortization to maturity of any discount or premium, regardless of the effect of fluctuating interest rates on the market value of the investment) which the Board of Trustees has determined represents fair value. An option that is written by a Portfolio is generally valued at the last sale price or, in the absence of the last sale price, the last offer price. An option that is purchased by a Portfolio is generally valued at the last sale price or, in the absence of the last sale price, the last bid price. The value of a futures contract is equal to the unrealized gain or loss on the contract that is determined by marking the contract to the current settlement price for a like contract on the valuation date of the futures contract. A settlement price may not be used if the market makes the maximum price change in a single trading session permitted by an exchange (a "limit move") with respect to a particular futures contract or if the securities underlying the futures contract experience significant price fluctuations after the determination of the settlement price. When a settlement price cannot be used, futures contracts will be valued at their fair market value as determined by or under the direction of the Board of Trustees.

    All assets and liabilities initially expressed in foreign currency values will be converted into U.S. dollar values at the mean between the bid and offered quotations of the currencies against U.S. dollars as last quoted by any recognized dealer. If the bid and offered quotations are not available, the rate of exchange will be determined in good faith by the Board of Trustees. In carrying out the valuation policies of the Board of Trustees, independent pricing services may be consulted. Further information regarding the valuation policies is contained in the Statement of Additional Information.

                            MANAGEMENT OF THE TRUST

BOARD OF TRUSTEES

    Overall responsibility for management and supervision of the Trust rests with the Board of Trustees. The Trustees approve all significant agreements between the Trust and the persons and companies that furnish services to the Trust. See "Management of the Trust" in the Statement of Additional Information for more information about the Trustees and officers of the Trust.

SPONSOR

    Touchstone Advisors, as sponsor to the Trust (the "Sponsor"), pursuant to an agreement (the "Sponsor Agreement") provides oversight of the various service providers to the Trust, including the administrator and the custodian. As
Sponsor to the Trust, Touchstone Advisors reserves the right to receive a sponsor fee from each Portfolio equal on an annual basis to 0.20% of the average daily net assets of that Portfolio for its then-current fiscal year. The Sponsor Agreement may be terminated by the Sponsor at the end of any calendar quarter after December 31, 1995 or by the Trust on not less than 30 days prior written notice. The Sponsor has advised the Trust that it will waive all fees under the Sponsor Agreement through April 30, 1996.

ADMINISTRATOR

    Signature Financial Services, Inc. ("Signature"), located at 6 St. James Avenue, Boston Massachusetts 02116, serves as administrator and fund accounting agent to the Trust (the "Administrator") pursuant to an agreement ("Administrative Services and Fund Accounting Agreement"). Pursuant to the Administrative Services and Fund Accounting Agreement, Signature provides the Trust with general office facilities and supervises the overall administration of the Trust, including, among other responsibilities, the negotiation of contracts and fees with, and the monitoring of performance and billings of, the independent contractors and agents of the Trust; the preparation and filing of all documents required for compliance by the Trust with applicable laws and regulations; and arranging for the maintenance of books and records of the Trust. Signature provides persons satisfactory to the Board of Trustees of the Trust to serve as certain officers of the Trust. Such officers, as well as certain other employees and Trustees of the Trust, may be directors, officers or employees of Signature or its affiliates.

    For the services to be rendered by Signature, each Portfolio shall pay to Signature administrative services and fund accounting fees computed and paid monthly that are equal, in the aggregate, to 0.16% on an annual basis of the average daily net assets of all the Portfolios. After $100 million of total assets, this fee is reduced according to an asset schedule down to a minimum of 0.05%. After the total fees owing to Signature are determined, each Portfolio will be allocated its pro-rata share on the basis of average daily net assets. In addition, each Portfolio is subject to a minimum annual administrative services and fund accounting fee. See "Management of the Trust" in the Statement of Additional Information.

DISTRIBUTOR

    Touchstone Securities, Inc., an affiliate of the Advisor, acts as principal underwriter of the shares of each Portfolio pursuant to a distribution agreement with the Trust.

CUSTODIAN AND TRANSFER AGENT

    Investors Bank & Trust Company ("IBT") is located at 89 South Street, Boston, Massachusetts 02111, and serves as custodian of each Portfolio's investments. IBT also serves as the Trust's transfer agent.

ALLOCATION OF EXPENSES OF THE PORTFOLIOS

    Each Portfolio bears its own expenses, which generally include all costs not specifically borne by the Advisor, the Portfolio Advisors and the Administrator. Included among a Portfolio's expenses are: costs incurred in connection with its organization; investment management and administration fees; fees for necessary professional and brokerage services; fees for any pricing service; the costs of regulatory compliance; and costs associated with maintaining the Trust's legal existence and shareholder relations. Pursuant to the Sponsor Agreement, the Sponsor has agreed to waive or reimburse certain fees and expenses of each Portfolio such that after such waivers and reimbursements, the aggregate Operating Expenses of each Portfolio (as used herein, "Operating Expenses" include amortization of organizational expenses but is exclusive of interest, taxes, brokerage commissions and other portfolio transaction expenses, capital expenditures and extraordinary expenses) do not exceed that Portfolio's expense cap (the "Expense Cap"). Each Portfolio's Expense Cap is as follows: Emerging Growth Portfolio -- 1.15%;

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
International Equity Portfolio -- 1.25%; Balanced Portfolio -- .90%; Income Opportunity Portfolio -- .85%; and Standby Income Portfolio -- .50%. An Expense Cap may be terminated with respect to a Portfolio upon 30 days prior written notice by the Sponsor at the end of any calendar quarter after December 31, 1995.

                       DIVIDENDS, DISTRIBUTIONS AND TAXES

DIVIDENDS AND DISTRIBUTIONS

    Net investment income (I.E., income other than long and short term capital gains) and net realized long and short term capital gains will be determined separately for each Portfolio. Dividends derived from net investment income and distributions of net realized long and short term capital gains paid by a Portfolio to a shareholder will be automatically reinvested (at current net asset value) in additional shares of that Portfolio (which will be deposited in the shareholder's account) unless the shareholder instructs the Trust, in writing, to pay all dividends and distributions in cash. Dividends attributable to the net investment income of the Standby Income Portfolio will be declared daily and paid monthly. Shareholders of that Portfolio receive dividends from the day following the purchase up to and including the date of redemption. Dividends attributable to the net investment income of the Income Opportunity Portfolio are declared and paid monthly. Dividends attributable to the net investment income of the Balanced Portfolio are declared and paid quarterly. Dividends attributable to the net investment income of the Emerging Growth Portfolio and International Equity Portfolio are declared and paid annually. Distributions of any net realized long term and short term capital gains earned by a Portfolio will be made annually.

TAXES

    Because each Portfolio is treated as a separate entity for federal income tax purposes, the amounts of net income and net realized capital gains subject to tax will be determined separately for each Portfolio (rather than on a Trust-wide basis).

    Each Portfolio separately intends to qualify each year as a regulated investment company for federal income tax purposes. The requirements for qualification by a Portfolio may cause it, among other things, to restrict the extent of its short term trading or its transactions in warrants, currencies, options, futures or forward contracts and will cause each Portfolio to maintain a diversified asset portfolio.

    A regulated investment company will not be subject to federal income tax on its net income and its capital gains that it distributes to shareholders, so long as it meets certain overall distribution requirements and other conditions under the Internal Revenue Code of 1986, as amended (the "Code"). Each Portfolio intends to satisfy these overall distribution requirements and any other required conditions. In addition, each Portfolio is subject to a 4% nondeductible excise tax measured with respect to certain undistributed amounts of ordinary income and capital gains. The Trust intends to have each Portfolio pay additional dividends and make additional distributions as are necessary in order to avoid application of the excise tax, if such payments and distributions are determined to be in the best interest of the Portfolio's shareholders. Dividends declared by a Portfolio in October, November or December of any calendar year and payable to shareholders of record on a specified date in such a month shall be deemed to have been received by each shareholder on December 31 of such calendar year and to have been paid by the Portfolio not later than such December 31 provided that such dividend is actually paid by the Portfolio during January of the following year.

    Dividends declared by a Portfolio of net income and distributions of a Portfolio's net realized short term capital gains (including short term gains from Portfolio investments in tax exempt obligations) will be taxable to shareholders as ordinary income for federal income tax purposes, regardless of how long shareholders have held their Portfolio shares and whether the dividends or distributions are received in cash or reinvested in additional shares. Distributions by a Portfolio of net realized long term capital gains (including long term gains from Portfolio investments in tax exempt obligations) will be taxable to shareholders as long term capital gains for federal income tax purposes, regardless of how long a shareholder has held his Portfolio shares and whether the distributions are received in cash or reinvested in additional shares.

    A portion of the dividends and short term gain distributions paid by the Portfolios and distributions of capital gains paid by all the Portfolios will not qualify for the dividend received deduction for corporations. As a general rule, dividends paid by a Portfolio, to the extent derived from dividends attributable to certain types of stock issued by U.S. corporations, will qualify for the dividend received deduction for corporations.

    Some  states,  if  certain   asset  and  diversification  requirements   are
satisfied, permit shareholders to treat their portions of a Portfolio's dividends that are attributable to interest on U.S. Treasury securities and certain U.S. Government securities as income that is exempt from state and local income taxes. Dividends attributable to repurchase agreement earnings are, as a general rule, subject to state and local taxation.

    Net income or capital gains earned by a Portfolio investing in foreign securities may be subject to foreign income taxes withheld at the source. The United States has entered into tax treaties with many foreign countries that entitle the Portfolios to a reduced rate of tax or exemption from tax on this related income and gains. It is impossible to determine the effective rate of foreign tax in advance since the amount of these Portfolios' assets to be invested within various countries is not known. Furthermore, if a Portfolio qualifies as a regulated investment company, if certain distribution requirements are satisfied, and if more than 50% of the value of the Portfolio's assets at the close of the taxable year consists of stocks or securities of foreign corporations, the Portfolio may elect, for U.S. federal income tax purposes, to treat foreign income taxes paid by the Portfolio that can be treated as income taxes under U.S. income tax principles as paid by its shareholders. The Trust anticipates that the International Equity Portfolio will qualify for and make this election in most, but not necessarily all, of its taxable years. If a Portfolio were to make an election, an amount equal to the foreign income taxes paid by the Portfolio would be included in the income of its shareholders and the shareholders would be entitled to credit their portions of this amount against their U.S. tax liabilities, if any, or to deduct such portions from their U.S. taxable income, if any. Shortly after any year for which it makes an election, a Portfolio will report to its shareholders, in writing, the amount per share of foreign tax that must be included in each shareholder's gross income and the amount which will be available for deduction or credit. No deduction for foreign taxes may be claimed by a shareholder who does not itemize deductions. Certain limitations will be imposed on the extent to which the credit (but not the deduction) for foreign taxes may be claimed.

    Statements as to the tax status of each shareholder's dividends and distributions are mailed annually. Shareholders will also receive, if appropriate, various written notices after the close of the Portfolios' taxable year with respect to certain foreign taxes paid by the Portfolios and certain dividends and distributions that were, or were deemed to be, received by shareholders from the Portfolios during the Portfolios' prior taxable year.

                         PERFORMANCE OF THE PORTFOLIOS

PERFORMANCE

    EACH PORTFOLIO'S PERFORMANCE MAY BE QUOTED IN ADVERTISING IN TERMS OF YIELD AND TOTAL RETURN IF ACCOMPANIED BY PERFORMANCE OF THE INSURANCE COMPANY'S SEPARATE ACCOUNT. Performance is based on historical results and not intended to indicate future performance.

YIELD

    For the Income Opportunity Portfolio and the Balanced Portfolio, from time to time, the Trust may advertise the 30-day "yield." The yield of a Portfolio refers to the income generated by an investment in the Portfolio over the 30-day period identified in the advertisement and is computed by dividing the net investment income per share earned by the Portfolio during the period by the net asset value per share on the last day of the period. This income is "annualized" by assuming that the amount of income is generated each month over a one-year period and is compounded semi-annually. The annualized income is then shown as a percentage of the net asset value.

TOTAL RETURN

    From time to time, the Trust may advertise a Portfolio's "average annual total return" over various periods of time. This total return figure shows the average percentage change in value of an investment in the Portfolio from the beginning date of the measuring period to the ending date of the measuring period. The figure reflects changes in the price of the Portfolio's shares and assumes that any income, dividends and/or capital gains distributions made by the Portfolio during the period are reinvested in shares of the Portfolio. Figures will be given for recent one-, five-and ten-year periods (if applicable) and may be given for other periods as well (such as from commencement of the Portfolio's operations or on a year-by-year basis). When considering average total return figures for periods longer than one year, shareholders should note that a Portfolio's annual total return for any one year in the period might have been greater or less than the average for the entire period. A Portfolio also may use aggregate total return figures for various periods, representing the cumulative change in value of an investment in the Portfolio for the specific period (again reflecting changes in the Portfolio's share price, the effect of the maximum sales charge during the period and assuming reinvestment of dividends and distributions). Aggregate total returns may be shown by means of schedules, charts or graphs, and may indicate subtotals of the various components of total return (that is, the change in value of initial investment, income dividends and capital gains distributions). A Portfolio may also quote non-standardized total return figures, such as non-annualized figures or figures that do not reflect the maximum sales charge (provided that these figures are accompanied by standardized total return figures calculated as described above).

GENERAL

    It is important to note that yield and total return figures are based on historical earnings and are not intended to indicate future performance. The Statement of Additional Information describes in more detail the method used to determine a Portfolio's yield and total return.

    YIELDS AND TOTAL RETURNS FOR THE PORTFOLIOS INCLUDE THE EFFECT OF DEDUCTING EACH PORTFOLIO'S EXPENSES, BUT MAY NOT INCLUDE CHARGES AND EXPENSES ATTRIBUTABLE TO ANY PARTICULAR INSURANCE PRODUCT. SINCE SHARES OF THE PORTFOLIOS MAY ONLY BE PURCHASED THROUGH A VARIABLE ANNUITY OR VARIABLE LIFE CONTRACT, YOU SHOULD CAREFULLY REVIEW THE PROSPECTUS OF THE INSURANCE PRODUCT YOU HAVE CHOSEN FOR INFORMATION ON RELEVANT CHARGES AND EXPENSES. Excluding these charges from quotations of each Portfolio's performance has the effect of increasing the performance quoted. You should bear in mind the effect of these charges when comparing a Portfolio's performance to that of other mutual funds.

                             ADDITIONAL INFORMATION

DESCRIPTION OF SHARES, VOTING RIGHTS AND LIABILITIES

    The Trust's Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (par value $0.00001 per share). The Trust currently consists of five series of shares. The shares of each series participate equally in the earnings, dividends and assets of the particular series. The Trust may create and issue additional series of shares. The Trust's Declaration of Trust permits the Trustees to divide or combine the shares into a greater or lesser number of shares without thereby changing the proportionate beneficial interests in a series. Each share represents an equal proportionate interest in a series with each other share. Shares have no pre-emptive or conversion rights. Shares when issued are fully paid and non-assessable, except as set forth below. Shareholders are entitled to one vote for each share held.

    The Trust is not required to hold annual meetings of shareholders but the Trust will hold special meetings of shareholders when in the judgement of the Trustees it is necessary or desirable to submit matters for a shareholder vote. Shareholders have under certain circumstances the right to communicate with other shareholders in connection with requesting a meeting of shareholders for the purpose of removing one or more Trustees without a meeting. Upon liquidation of a Portfolio, shareholders of that Portfolio would be entitled to share pro rata in the net assets of the Portfolio available for distribution to shareholders.

    The Trust is an entity of the type commonly known as a "Massachusetts business trust." Under Massachusetts law, shareholders of such a business trust may, under certain circumstances, be held personally liable as partners for its obligations. However, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which both inadequate insurance existed and the Trust itself was unable to meet its obligations.

    When matters are submitted for shareholder vote, shareholders of each Portfolio will have one vote for each full share held and proportionate, fractional vote for fractional shares held. A separate vote of each Portfolio is required on any matter affecting a Portfolio on which shareholders are entitled to vote. Shareholders of a Portfolio are not entitled to vote on Trust matters that do not affect the Portfolio and do not require a separate vote of the Portfolio. There normally will be no meeting of shareholders for the purpose of electing Trustees of the Trust unless and until such time as less than a majority of the Trust's Trustees holding office have been elected by shareholders, at which time the Trust's Trustees then in office will call a shareholder's meeting for the election of trustees. Any Trustee of the Trust may be removed from office upon the vote of shareholders holding at least two-thirds of the Trust's outstanding shares at a meeting called for that purpose. The Trustees are required to call such a meeting upon the written request of shareholders holding at least 10% of the Trust's outstanding shares. The Trust will also assist shareholders in communicating with one another as provided for in the 1940 Act.

    The Trust sends to each shareholder a semi-annual report and an audited annual report, each of which includes a list of the investment securities held by the Portfolios.

                                    APPENDIX
                       BOND AND COMMERCIAL PAPER RATINGS

    Set forth below are descriptions of the ratings of Moody's and S&P, which represent their opinions as to the quality of the securities which they undertake to rate. It should be emphasized, however, that ratings are relative and subjective and are not absolute standards of quality.

    MOODY'S BOND RATINGS

    Aaa. Bonds which are rated Aaa are judged to be the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

    Aa. Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuations of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

    A. Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

    Baa. Bonds which are rated Baa are considered as medium grade obligations, I.E., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

    Ba. Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

    B. Bonds which are rated B generally lack characteristics of a desirable investment. Assurance of interest principal payments or of maintenance of other terms of the contract over any long period of time may be small.

    Caa. Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

    Ca. Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

    C. Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

    Unrated.   Where  no rating  has been  assigned or  where a  rating has been suspended or withdrawn, it may be for reasons unrelated to the quality of the issue.

    Should no rating be assigned, the reason may be one of the following:

    1.  An application for rating was not received or accepted.

    2. The issue or issuer belongs to a group of securities that are not rated as a matter of policy.

    3.  There is a lack of essential data pertaining to the issue or issuer.

    4. The issue was privately placed, in which case the rating is not published in Moody's publications.

    Suspension or withdrawal may occur if new and material circumstances arise, the effects of which preclude satisfactory analysis; if there is no longer available reasonable up-to-date data to permit a judgment to be formed; if a bond is called for redemption; or for other reasons.

    Note: Those bonds in the Aa, A, Baa, Ba and B groups which Moody's believes possess the strongest investment attributes are designated by the symbols Aa-1, A-1, Baa-1 and B-1.

S&P'S BOND RATING

    AAA. Bonds rated AAA have the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.

    AA.   Bonds rated AA  have a very strong capacity  to pay interest and repay principal and differ from the higher rated issues only in small degree.

    A. Bonds rated A have a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than bonds in the highest rated categories.

    BBB. Bonds rated BBB are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category than in higher rated categories.

    BB, B, CCC, CC, and C. Bonds rated BB, B, CCC, CC, and C are regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of this obligation. BB indicates the lowest degree of speculation and C the highest degree of speculation. While such bonds will likely have some quality and protective characteristics, they are outweighed by large uncertainties of major risk exposures to adverse conditions.

    C1.   The  rating C1 is  reserved for income  bonds on which  no interest is being paid.

    D. Bonds rated D are in default, and payment of interest and/or repayment of principal is in arrears.

    Plus (+) or Minus (-). The ratings from "AA" to "CCC" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

    NR. Indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that S&P does not rate a particular type of obligation as a matter of policy.

DESCRIPTION OF S&P MUNICIPAL BOND RATINGS:

    AAA -- Prime -- These are obligations of the highest quality. They have the strongest capacity for timely payment of debt service.

    General Obligation Bonds -- In a period of economic stress, the issuers will suffer the smallest declines in income and will be least susceptible to autonomous decline. Debt burden is moderate. A strong revenue structure appears more than adequate to meet future expenditure requirements. Quality of management appears superior.

    Revenue Bonds -- Debt service coverage has been, and is expected to remain, substantial, stability of the pledged revenues is also exceptionally strong due to the competitive position of the municipal enterprise or to the nature of the revenues. Basic security provisions (including rate covenant, earnings test for issuance of additional bonds and debt service reserve requirements) are rigorous. There is evidence of superior management.

    AA -- High Grade -- The investment characteristics of bonds in this group are only slightly less marked than those of the prime quality issues. Bonds rated AA have the second strongest capacity for payment of debt service.

    A -- Good Grade -- Principal and interest payments on bonds in this category are regarded as safe although the bonds are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than bonds in higher rated categories. This rating describes the third strongest capacity for payment of debt service. Regarding municipal bonds, the rating differs from the two higher ratings because:

    General Obligations Bonds -- There is some weakness, either in the local economic base, in debt burden, in the balance between revenues and expenditures, or in quality of management. Under certain adverse circumstances, any one such weakness might impair the ability of the issuer to meet debt obligations at some future date.

    Revenue Bonds  --  Debt  service  coverage is  good,  but  not  exceptional.
Stability of the pledged revenues could show some variations because of increased competition or economic influences on revenues. Basic security provision, while satisfactory, are less stringent. Management performance appearance appears adequate.

    S&P's letter ratings may be modified by the addition of a plus or a minus sigh, which is used to show relative standing within the major rating categories, except in the AAA rating category.

DESCRIPTION OF MOODY'S MUNICIPAL BOND RATINGS:

    Aaa -- Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gild edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes can be visualized are most unlikely to impair the fundamentally strong position of such issues.

    Aa -- Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally know as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities, or fluctuation of protective elements may be of greater amplitude, or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

    A -- Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.